                                                                   EXHIBIT 10(a)

                             THIRD OMNIBUS AMENDMENT

          THIS THIRD OMNIBUS AMENDMENT (this "Amendment"), dated as of August 18, 2006, is entered into by and among PULTE FUNDING, INC., as the borrower (the "Borrower") and as the buyer (the "Buyer"), PULTE MORTGAGE LLC ("Pulte Mortgage"), as a seller (the "Seller") and the servicer (the "Servicer"), ATLANTIC ASSET SECURITIZATION LLC, as an issuer ("Atlantic"), LA FAYETTE ASSET SECURITIZATION LLC, as an issuer ("La Fayette"), CALYON NEW YORK BRANCH, as a bank ("Calyon New York"), as a managing agent and as the administrative agent (the "Administrative Agent"), LLOYDS TSB BANK PLC, as a bank ("Lloyds"), JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as a bank and as a managing agent ("JPMC"), JUPITER SECURITIZATION CORPORATION, as an issuer ("Jupiter"), and LASALLE BANK NATIONAL ASSOCIATION, as the collateral agent ("LaSalle"). Capitalized terms used and not otherwise defined herein are used as defined in the related Operative Documents (as defined below).

                                    RECITALS

          WHEREAS, the Borrower, Atlantic, La Fayette, Jupiter, Calyon New York, as a bank, a managing agent and as Administrative Agent, JPMC, as a bank and as a managing agent, Lloyds, as a bank, and the Servicer entered into that certain Second Amended and Restated Loan Agreement, dated as of August 19, 2005, as amended by the First Omnibus Amendment, dated as of December 27, 2005 and the Second Omnibus Amendment, date as of January 12, 2006 (the "Loan Agreement");

          WHEREAS, the Borrower, the Administrative Agent and LaSalle entered into that certain Second Amended and Restated Collateral Agency Agreement, dated as of August 19, 2005, as amended by the First Omnibus Amendment, dated as of December 27, 2005 and the Second Omnibus Amendment, dated as of January 12, 2006 (the "Collateral Agency Agreement");

          WHEREAS, the Seller and the Buyer entered into that certain Master Repurchase Agreement, dated as of December 22, 2000, as supplemented by the Second Amended and Restated Addendum to Master Repurchase Agreement, dated as of August 19, 2005, between the Seller and the Buyer, as amended by the First Omnibus Amendment, dated as of December 27, 2005 (the "Repurchase Agreement");

          WHEREAS, certain parties hereto entered into the Transaction Documents (as defined in the Loan Agreement) (the Loan Agreement, Collateral Agency Agreement, the Repurchase Agreement and the Transaction Documents collectively, the "Operative Documents"); and

          WHEREAS, the parties hereby desire and consent to amend the Operative Documents as provided in this Amendment.

NOW, THEREFORE, the parties agree as follows:

     Section 1. Amendments to the Loan Agreement.

          (a) The definition of "Advance Rate" is hereby deleted in its entirety and replaced with the following:

               "Advance Rate" means (i) with respect to a Conforming Loan or a Jumbo Loan (other than a Super Jumbo Loan), ninety-eight percent (98%), (ii) with respect to an Alt-A Loan, including a Forty Year Alt-A Loan, ninety-seven percent (97%), or, if a FICO Score Trigger Event has occurred and is continuing, as reported to the Collateral Agent by the Servicer in the most recent Servicer Monthly Report, then zero, (iii) with respect to a Second Lien Loan or a Super Jumbo Loan, ninety-five percent (95%), and (iv) with respect to a Subprime Loan, ninety-five percent (95%).

          (b) The definition of "Collateral Value" is hereby amended by deleting clause (c) therein in its entirety and replacing it with the following:

          (c) (i) at any time, the portion of total Collateral Value that may be attributable to Alt-A Loans shall not exceed fifty percent (50%) of the Maximum Facility Amount; provided that (A) if an Obligor on any Alt-A Loan shall have a FICO Score of less than 650, or (B) if an Alt-A Loan shall have a Loan-to-Value Ratio of more than 95% or a Combined Loan-to-Value Ratio of more than 100%, such Mortgage Loan shall have a Collateral Value of zero; (ii) at any time, the portion of total Collateral Value that may be attributable to Forty Year Alt-A Loans shall not exceed ten percent (10%) of the Maximum Facility Amount, which represents twenty percent (20%) of the amount set forth in sub-clause (i) above; and (iii) at any time, the portion of Collateral Value that may be attributable to Pay Option ARMs shall not exceed fifteen percent (15%) of the Maximum Facility Amount, which represents thirty percent (30%) of the amount set forth in sub-clause
          (i) above.

          (c) The definition of "Drawndown Termination Date" is hereby amended by deleting the words "August 18, 2006" in clause (a) therein and replacing them with "August 13, 2007".

          (d) The definition of "Eligible Mortgage Loan" is hereby amended by adding the words "(or, with respect to a Forty Year Conforming Loan, 40 years and with respect to an Alt-A Loan, 40 years)" after the words "30 years" in clause (a) therein.

          (e) Article I is hereby amended by inserting the following definition immediately after the definition of "Fitch":

               "Forty Year Alt-A Loan" means a Non-Conforming Loan that has a maximum term to maturity of 40 years and matches all the applicable requirements for purchase under the requirements of a Take-Out Commitment specifically issued for the purchase of such Mortgage Loan.

          (f) Article I is hereby amended by inserting the following definition immediately after the definition of "PBGC":

               "Pay Option ARM" means an Alt-A Loan that (a) a minimum monthly payment amount, which may or may not fully amortize the original principal balance, is offered in conjunction with additional payment options, (b) the interest rate is calculated on a monthly basis, by adding 30-day LIBOR, or other such index as should be commercially reasonable, to a margin determined first at closing, and subsequently adjusted at regular intervals in order to ensure deficit interest is capitalized in an amount not exceeding 115% of the original principal balance thereof.

          (g) Article I is hereby amended by inserting the following definition immediately after the definition of "Pulte Mortgage":

               "Pulte Revolver" means, as it applies to this Second Restated Loan Agreement, the Sixth Amended and Restated Revolving Credit Agreement, dated as of May 16, 2006 by and among Pulte Mortgage LLC, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, J.P. Morgan Securities Inc., as lead arranger and sole bookrunner and LaSalle Bank National Association, as collateral agent, with such amendments that have been approved by the Administrative Agent from time to time and a copy of which was given to the Administrative Agent.

          (h) The definition of "Super Jumbo Loan" is hereby deleted in its entirety and replaced with the following:

               "Super Jumbo Loan" means a Jumbo Loan having an original principal balance greater than $1,000,000 and no greater than $2,000,000.

          (i) Section 6.23 is hereby added as follows:

               6.23 Net Worth.

               If the Servicer is the Originator, the Servicer will at all times maintain a Consolidated Tangible Net Worth of at least Fifty Million Dollars ($50,000,000), provided that such minimum amount shall be reset on January 31, 2007 and each January 31 thereafter to be the greater of (i) $50,000,000 and (ii) eighty-five percent (85%) of the numerical average of the month-end Consolidated Tangible Net Worth as reported in the monthly statements provided by the Servicer under
          Section 6.1 of the Pulte Revolver as of the last day of each of the twelve (12) calendar months in the preceding calendar year. Capitalized terms in this Section not defined in this Second Restated Loan Agreement have the meanings given such terms in the Pulte Revolver.

          (j) Section 7.10 is hereby deleted in its entirety and replaced with the following:

               7.10 Maximum Leverage.

               If the Servicer is the Originator, the Servicer will not permit the Leverage Ratio, at any time, to exceed 15.0 to 1.0. Capitalized terms in this Section not defined in this Second Restated Loan Agreement have the meanings given such terms in the Pulte Revolver.

          (k) Section 7.11 Indebtedness is hereby amended by adding "(a)" in front of the words "The Borrower" and by adding the following to the end of such section:

          (b) If the Servicer is the Originator, the Servicer will not permit the aggregate Indebtedness of the Servicer and its Subsidiaries to exceed at any time the sum of the following:

               (i) one hundred percent (100%) of the value of the Servicer's unrestricted cash and Cash Equivalent Investments and other "short term investments";

               (ii) ninety-five percent (95%) of the value of the Servicer's "mortgage loans held for sale"; and

               (iii) eighty percent (80%) of the Aggregate Servicing Value.

          Terms set forth in quotation marks in this Section shall have the meanings given such terms in the Servicer's consolidated financial statements. Capitalized terms in this Section not defined in this Second Restated Loan Agreement have the meanings given such terms in the Pulte Revolver.

     Section 2. Amendments to the Collateral Agency Agreement.

          (a) The definition of "Advance Rate" is hereby deleted in its entirety and replaced with the following:

               "Advance Rate" means (i) with respect to a Conforming Loan or a Jumbo Loan (other than a Super Jumbo Loan), ninety-eight percent (98%), (ii) with respect to an Alt-A Loan, including a Forty Year Alt-A Loan, ninety-seven percent (97%), or, if a FICO Score Trigger Event has occurred and is continuing, as reported to the Collateral Agent by the Servicer in the most recent Servicer Monthly Report, then zero, (iii) with respect to a Second Lien Loan or a Super Jumbo Loan, ninety-five percent (95%), and (iv) with respect to a Subprime Loan, ninety-five percent (95%).

          (b) The definition of "Collateral Value" is hereby amended by deleting clause (c) therein in its entirety and replacing it with the following:

          (c) (i) at any time, the portion of total Collateral Value that may be attributable to Alt-A Loans shall not exceed fifty percent (50%) of the

          Maximum Facility Amount; provided that (A) if an Obligor on any Alt-A Loan shall have a FICO Score of less than 650, or (B) if an Alt-A Loan shall have a Loan-to-Value Ratio of more than 95% or a Combined Loan-to-Value Ratio of more than 100%, such Mortgage Loan shall have a Collateral Value of zero; (ii) at any time, the portion of total Collateral Value that may be attributable to Forty Year Alt-A Loans shall not exceed ten percent (10%) of the Maximum Facility Amount, which represents twenty percent (20%) of the amount set forth in sub-clause (i) above; and (iii) at any time, the portion of Collateral Value that may be attributable to Pay Option ARMs shall not exceed fifteen percent (15%) of the Maximum Facility Amount, which represents thirty percent (30%) of the amount set forth in sub-clause (i) above.

          (c) The definition of "Drawndown Termination Date" is hereby amended by deleting the words "August 18, 2006" in clause (a) therein and replacing them with "August 13, 2007".

          (d) The definition of "Eligible Mortgage Loan" is hereby amended by adding the words "(or, with respect to a Forty Year Conforming Loan, 40 years and with respect to an Alt-A Loan, 40 years)" after the words "30 years" in clause (a) therein.

          (e) Article I is hereby amended by inserting the following definition immediately after the definition of "Fitch":

               "Forty Year Alt-A Loan" means a Non-Conforming Loan that has a maximum term to maturity of 40 years and matches all the applicable requirements for purchase under the requirements of a Take-Out Commitment specifically issued for the purchase of such Mortgage Loan.

          (f) Article I is hereby amended by inserting the following definition immediately after the definition of "Other Mortgage Documents":

               "Pay Option ARM" means an Alt-A Loan that (a) a minimum monthly payment amount, which may or may not fully amortize the original principal balance, is offered in conjunction with additional payment options, (b) the interest rate is calculated on a monthly basis, by adding 30-day LIBOR, or other such index as should be commercially reasonable, to a margin determined first at closing, and subsequently adjusted at regular intervals in order to ensure deficit interest is capitalized in an amount not exceeding 115% of the original principal balance thereof.

          (g) The definition of "Super Jumbo Loan" is hereby deleted in its entirety and replaced with the following:

               "Super Jumbo Loan" means a Jumbo Loan having an original principal balance greater than $1,000,000 and no greater than $2,000,000

          (h) Exhibit D-8 is hereby deleted in its entirety and replaced with Exhibit D-8, Form of Collateral Agent Daily Report, attached hereto as Annex A.

     Section 3. Amendments to the Repurchase Agreement.

          (a) The definition of "Advance Rate" is hereby deleted in its entirety and replaced with the following:

               "Advance Rate" means (i) with respect to a Conforming Loan or a Jumbo Loan (other than a Super Jumbo Loan), ninety-eight percent (98%), (ii) with respect to an Alt-A Loan, including a Forty Year Alt-A Loan, ninety-seven percent (97%), or, if a FICO Score Trigger Event has occurred and is continuing, as reported to the Collateral Agent by the Servicer in the most recent Servicer Monthly Report, then zero, (iii) with respect to a Second Lien Loan or a Super Jumbo Loan, ninety-five percent (95%), and (iv) with respect to a Subprime Loan, ninety-five percent (95%).

          (b) The definition of "Collateral Value" is hereby amended by deleting clause (c) therein in its entirety and replacing it with the following:

          (c) (i) at any time, the portion of total Collateral Value that may be attributable to Alt-A Loans shall not exceed fifty percent (50%) of the Maximum Facility Amount; provided that (A) if an Obligor on any Alt-A Loan shall have a FICO Score of less than 650, or (B) if an Alt-A Loan shall have a Loan-to-Value Ratio of more than 95% or a Combined Loan-to-Value Ratio of more than 100%, such Mortgage Loan shall have a Collateral Value of zero; (ii) at any time, the portion of total Collateral Value that may be attributable to Forty Year Alt-A Loans shall not exceed ten percent (10%) of the Maximum Facility Amount, which represents twenty percent (20%) of the amount set forth in sub-clause (i) above; and (iii) at any time, the portion of Collateral Value that may be attributable to Pay Option ARMs shall not exceed fifteen percent (15%) of the Maximum Facility Amount, which represents thirty percent (30%) of the amount set forth in sub-clause
          (i) above.

          (c) The definition of "Drawndown Termination Date" is hereby amended by deleting the words "August 18, 2006" in clause (a) therein and replacing them with "August 13, 2007".

          (d) The definition of "Eligible Mortgage Loan" is hereby amended by adding the words "(or, with respect to a Forty Year Conforming Loan, 40 years and with respect to an Alt-A Loan, 40 years)" after the words "30 years" in clause (a) therein.

          (e) Article I is hereby amended by inserting the following definition immediately after the definition of "Fitch":

               "Forty Year Alt-A Loan" means a Non-Conforming Loan that has a maximum term to maturity of 40 years and matches all the applicable requirements for purchase under the requirements of a Take-Out Commitment specifically issued for the purchase of such Mortgage Loan.

          (f) Article I is hereby amended by inserting the following definition immediately after the definition of "PBGC":

               "Pay Option ARM" means an Alt-A Loan that (a) a minimum monthly payment amount, which may or may not fully amortize the original principal balance, is offered in conjunction with additional payment options, (b) the interest rate is calculated on a monthly basis, by adding 30-day LIBOR, or other such index as should be commercially reasonable, to a margin determined first at closing, and subsequently adjusted at regular intervals in order to ensure deficit interest is capitalized in an amount not exceeding 115% of the original principal balance thereof.

          (g) Article I is hereby amended by inserting the following definition immediately after the definition of "Pulte Mortgage":

               "Pulte Revolver" means, as it applies to this Agreement, the Sixth Amended and Restated Revolving Credit Agreement, dated as of May 16, 2006 by and among Pulte Mortgage LLC, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, J.P. Morgan Securities Inc., as lead arranger and sole bookrunner and LaSalle Bank National Association, as collateral agent, with such amendments that have been approved by the Administrative Agent from time to time and a copy of which was given to the Administrative Agent.

          (h) The definition of "Super Jumbo Loan" is hereby deleted in its entirety and replaced with the following:

               "Super Jumbo Loan" means a Jumbo Loan having an original principal balance greater than $1,000,000 and no greater than $2,000,000.

          (i) Section 5.19 is hereby deleted in its entirety and replaced with the following:

               5.19 Net Worth.

               The Seller will at all times maintain a Consolidated Tangible Net Worth of at least Fifty Million Dollars ($50,000,000), provided that such minimum amount shall be reset on January 31, 2007 and each January 31 thereafter to be the greater of (i) $50,000,000 and (ii) eighty-five percent (85%) of the numerical average of the month-end Consolidated Tangible Net Worth as reported in the monthly statements provided by the Servicer under Section 6.1 of the Pulte Revolver as of the last day of each of the twelve (12) calendar months in the preceding calendar year. Capitalized terms in this Section not defined in this Agreement have the meanings given such terms in the Pulte Revolver.

          (j) Section 5.22 is hereby deleted in its entirety and replaced with the following:

               5.22 Maximum Leverage.

               The Seller will not permit the Leverage Ratio, at any time, to exceed 15.0 to 1.0. Capitalized terms in this Section not defined in this Agreement have the meanings given such terms in the Pulte Revolver.

          (k) Section 5.31 is hereby added as follows:

               5.31 Indebtedness.

               The Seller will not permit the aggregate Indebtedness of the Servicer and its Subsidiaries to exceed at any time the sum of the following:

          (i) one hundred percent (100%) of the value of the Seller's unrestricted cash and Cash Equivalent Investments and other "short term investments";

          (ii) ninety-five percent (95%) of the value of the Seller's "mortgage loans held for sale"; and

          (iii) eighty percent (80%) of the Aggregate Servicing Value.

          Terms set forth in quotation marks in this Section shall have the meanings given such terms in the Servicer's consolidated financial statements. Capitalized terms in this Section not defined in this Agreement have the meanings given such terms in the Pulte Revolver.

     Section 4. Operative Documents in Full Force and Effect as Amended.

          Except as specifically amended hereby, all of the provisions of the Operative Documents and all of the provisions of all other documentation required to be delivered with respect thereto shall remain in full force and effect from and after the date hereof.

     Section 5. Miscellaneous.

          (a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed, shall be deemed to be an original and all of which, when taken together, shall not constitute a novation of any Operative Document but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of each Operative Document, as amended by this Amendment, as though such terms and conditions were set forth herein.

          (b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

          (c) This Amendment may not be amended or otherwise modified except as provided in each respective Operative Agreement.

          (d) This Amendment and the rights and obligations of the parties under this amendment shall be governed by and construed and interpreted in accordance with the laws of the state of New York without reference to its conflict of laws provisions.

          IN WITNESS WHEREOF, the parties have agreed to and caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                        PULTE FUNDING, INC.,
                                        as the Borrower and the Buyer


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        PULTE MORTGAGE LLC,
                                        as the Servicer and the Seller


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        CALYON NEW YORK BRANCH,
                                        as a Bank, as a Managing Agent and as
                                        the Administrative Agent


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        ATLANTIC ASSET SECURITIZATION LLC,
                                        as an Issuer

                                        By: Calyon New York Branch, as
                                            Attorney-In-Fact


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        LA FAYETTE ASSET SECURITIZATION LLC,
                                        as an Issuer

                                        By: Calyon New York Branch, as
                                            Attorney-In-Fact


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        LLOYDS TSB BANK PLC,
                                        as a Bank


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        JPMORGAN CHASE BANK, NATIONAL
                                        ASSOCIATION, as a Bank and as a Managing
                                        Agent


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        JUPITER SECURITIZATION CORPORATION,
                                        as an Issuer

                                        By: JPMorgan Chase Bank, N.A., its
                                            attorney-in-fact


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        LASALLE BANK NATIONAL ASSOCIATION,
                                        as the Collateral Agent


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                                     EXHIBIT D-8

                                                                         ANNEX A

                      FORM OF COLLATERAL AGENT DAILY REPORT

                          COLLATERAL AGENT DAILY REPORT

                             CALYON NEW YORK BRANCH
                          Facsimile No.: (212) 459-3258
                          Attention: Structured Finance

                       FORM OF BORROWING BASE CERTIFICATE

LaSalle Bank, NA certifies the following reflects Pulte Funding, Inc. collateral position as of the end of the day

[Date] ______________________

MAXIMUM FACILITY AMOUNT                                        $0.00

SEASONAL FACILITY AMOUNT                                       $0.00

PRINCIPAL DEBT (AS MOST RECENTLY REPORTED TO COLLATERAL AGENT) $0.00

                                              NOTE AMOUNT   COLLATERAL VALUE
                                              -----------   ----------------
BEGINNING BALANCE OF PREVIOUS DAY AGGREGATE      $0.00            $0.00

DAILY PLEDGES:
M189 - Pledges (new)                             $0.00            $0.00
M188 - Unpledges (transfers)                     $0.00            $0.00
M156 - Removes (cancels and repays)              $0.00            $0.00

ENDING BALANCE OF DAILY PLEDGES                  $0.00            $0.00


                                      D8-1

AGGREGATE BORROWING BASE
Conforming Mortgage Loans (CML1)                 $0.00            $0.00
Forty Year Conforming Loan                       $0.00            $0.00
Non Conforming Mortgage Loans (UNC1)             $0.00            $0.00
Jumbo Loans (JML1)                               $0.00            $0.00
Non Conforming Jumbo Loans (NCJM)                $0.00            $0.00
Super Jumbo Loans (SJML)                         $0.00            $0.00
Non Conforming Super Jumbo Loans (NCJM)          $0.00            $0.00
Second Lien Loans (UNC2)                         $0.00            $0.00
ALT-A Loans (ALTA)                               $0.00            $0.00
Forty Year Alt-A Loans                           $0.00            $0.00
Pay Option ARMs                                  $0.00            $0.00
Sub Prime Loans (SUBP)                           $0.00            $0.00
TOTAL AGGREGATE (BEFORE INELIGIBLE LOANS)        $0.00            $0.00

INELIGIBLE ITEMS:

Ineligible Wet > 9 Days                          $0.00            $0.00

Ineligible Trust Release > 15 Days               $0.00            $0.00

Ineligible Over Trust Limits                     $0.00            $0.00

Ineligible Shipped > 45 Days                     $0.00            $0.00

Ineligible Aged > 180 Cal Days                   $0.00            $0.00

TOTAL INELIGIBLE ITEMS                           $0.00            $0.00


                                      D8-2

TOTAL WAREHOUSE BORROWING BASE                   $0.00            $0.00

ALT-A'S AVG FICO =>690, MINIMUM 650 PASS/FAIL   PASS

Certification: To the best of the knowledge and belief (after reasonable investigation) of the officer of the Company executing this Certificate, the Company hereby certifies to LaSalle Bank, NA for the benefit of lenders under the Loan Agreement that: (a) the above information is, and the computations &e accurate and complete and in accordance with the requirements of the Loan Agreement, and (b) as of the date hereof, (1) all representations and warranties of the Company set forth in the Loan Agreement are accurate and complete, (2) there does not exist an Event of Default under the Loan Agreement, and (3) the Company has given written notice to LaSalle Bank, NA of any Default which now exists under the Loan Agreement.

IN WITNESS WHEREOF, the Company has caused this Borrowing Base Certificate to be executed and delivered by its duly authorized officer this

[Date] _________________

                                        LaSalle Bank National Association


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        ----------------------------------------
                                        [Date]


                                      D8-3